Exhibit 99.1

18 E. Dover Street

Easton, Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports First Quarter 2022 Financial Results

Easton, Maryland (4/28/2022) - Shore Bancshares, Inc. (NASDAQ - SHBI) (the “Company”) reported net income of $5.613 million or $0.28 per diluted common share for the first quarter of 2022, compared to net income of $2.723 million or $0.16 per diluted common share for the fourth quarter of 2021, and net income of $3.998 million or $0.34 per diluted common share for the first quarter of 2021. Net income, excluding merger related expenses for the first quarter of 2022 was $6.156 million or $0.31 per diluted common share, compared to net income, excluding merger related expenses of $7.914 million or $0.46 per diluted common share for the fourth quarter of 2021.

When comparing net income, excluding merger related expenses, for the first quarter of 2022 to the fourth quarter of 2021, net income decreased $1.8 million, primarily due increases in noninterest expenses of $3.7 million and provision for credit losses of $2.3 million, partially offset by increases in net interest income of $1.8 million and noninterest income of $917 thousand. When comparing net income, excluding merger related expenses, for the first quarter of 2022 to the first quarter of 2021, net income increased $2.4 million, primarily due to increases in net interest income of $8.6 million and noninterest income of $3.5 million, partially offset by an increase in noninterest expenses of $9.1 million.

“We are pleased to announce our first quarter earnings and financial results.” said Lloyd L. “Scott” Beatty, Jr., President and Chief Executive Officer. “We saw significant growth in both loans and deposits during the quarter, resulting from our ability to be competitive in all areas of our footprint. Our current size allows us the ability to originate larger loans than some of our competitors, while providing the opportunity for borrowers to remain with a local community bank. We are already experiencing the advantages of having a stronger presence in Central Maryland, particularly Anne Arundel County, and continue to capitalize on opportunities in our Delaware market.”

Balance Sheet Review

Total assets were $3.494 billion at March 31, 2022, a $34.4 million, or 1.0%, increase when compared to $3.460 billion at the end of 2021. This increase was due to an increase in loans held for investment of $61.9 million, or 2.9%, partially offset by a decrease in loans held for sale of $24.8 million, or 65.8%. The positive organic loan growth for loans held for investment was due to strong loan demand, specifically within our commercial real estate, construction and consumer portfolios, while loan demand for residential real estate was limited by an increasing interest rate environment and lack of inventory. As of March 31, 2022, the Company had 114 Paycheck Protection Program (“PPP’) loans totaling $14.9 million that were outstanding.

Total deposits increased $42.3 million, or 1.4%, when compared to December 31, 2021. The increase in total deposits was primarily due to $171.3 million in additional checking deposits, partially offset by decreases in money market and savings deposits of $77.9 million and noninterest-bearing deposits of $51.1 million.

Total stockholders’ equity increased $1.2 million, or less than 1%, when compared to December 31, 2021, primarily due to first quarter earnings, partially offset by unrealized losses of $2.2 million on available for sale securities during the quarter, which are recorded in accumulated other comprehensive loss. At March 31, 2022, the ratio of total equity to total assets was 10.07% and the ratio of total tangible equity to total tangible assets was 8.22%.

Review of Quarterly Financial Results

Net interest income was $22.4 million for the first quarter of 2022, compared to $20.6 million for the fourth quarter of 2021 and $13.8 million for the first quarter of 2021. The increase in net interest income when compared to the fourth quarter of 2021 was primarily due to increases in interest and fees on loans of $1.5 million, interest on taxable investment securities of $322 thousand and interest on deposits with other banks of $85 thousand, partially offset by increases in expense on interest-bearing deposits of $86 thousand and long-term borrowings of $25 thousand. The improvement in interest and fees on loans was due to an increase in the average balance of loans of $248.6 million, or 13.2%. The acquisition of loans from Severn had a significant impact on the average balance of loans due to carrying these loans for a full quarter but was also complemented by significant organic loan growth of $61.9 million, fees received from PPP loan forgiveness of $272 thousand and accretion income from loans acquired of $258 thousand. The increase in interest on deposits with other banks was primarily due to an increase in the average balance of $100.6 million, or 20.7%, combined with an increase in the yield on these deposits of 4bps due to an increase in the Fed funds rate during the first quarter. The increase in interest on taxable investment securities was driven by an increase in the average balance within these securities of $62.3 million, or 13.3%, due to a full quarter of acquired securities from Severn and additional purchases of held to maturity securities during the first quarter of 2022. The increase in deposits with other banks and investment securities was primarily due to excess liquidity. The increase in interest expense on interest-bearing deposits was primarily due an increase in the average balance of interest-bearing deposits of $284.4 million, or 15.4%, the result of both a full quarter of deposits acquired from Severn and $93.3 million in organic deposit growth during the first quarter of 2022. The rates paid on interest-bearing deposits decreased slightly to 26bps in the first quarter of 2022 from 27bps in the fourth quarter of 2021, maintaining a low cost of funds on core deposits. The increase in interest expenses was due to a full quarter of additional long-term debt, specifically the junior subordinated debt acquired from Severn.

The increase in net interest income when compared to the first quarter of 2021 was primarily due to increases in interest and fees on loans of $7.7 million, interest on taxable investment securities of $1.1 million and interest on deposits with other banks of $207 thousand, partially offset by increases in expense on interest-bearing deposits of $174 thousand and long-term borrowings of $175 thousand. The increase in interest income was due to a higher average balance in loans, taxable investment securities and deposits with other banks of $684.9 million, $303.2 million and $397.6 million, respectively. These assets were significantly impacted by the acquisition of Severn in the fourth quarter of 2021 as well as organic loan growth and excess liquidity throughout 2021 and 2022. Interest-bearing liabilities also increased when compared to the first quarter of 2021 due to a higher average balance in interest-bearing deposits of $902.9 million, coupled with the addition of long-term advances from the FHLB of $10.1 million and subordinated debt of $18.2 million net of a fair value adjustment of $2.4 million, both of which were acquired from Severn in the fourth quarter of 2021. The long-term advances from the FHLB are set to mature in October of 2022 and the subordinated debt acquired from Severn may be called at any time.

The Company’s net interest margin decreased to 2.78% for the first quarter of 2022 from 2.87% for the fourth quarter of 2021 and 3.00% for the first quarter of 2021. The decrease in net interest margin in the first quarter of 2022 when compared to the fourth quarter of 2021, was primarily due to lower yields on loans of 13bps resulting from decreases in accretion income on the acquired loan portfolio and PPP fee income. In addition, excess liquidity continues to put downward pressure on earning assets due to excess cash being invested in lower yielding assets. The decrease in net interest margin in the first quarter of 2022 when compared to the first quarter of 2021, was primarily due to a lower yield on taxable investment securities of 14bps, which was magnified by an increase in the average balance in these securities of $303.2 million, partially offset by a higher yield on loans of 17bps and lower rates paid on interest-bearing liabilities of 13bps. As previously mentioned, excess liquidity when compared to the first quarter of 2021 continues to compress the overall net interest margin. Absent excess liquidity of $400 million, we estimate our margin for the first quarter of 2022 would have been 3.07%.

The provision for credit losses was $600 thousand for the three months ended March 31, 2022. The comparable amounts were $(1.7) million and $425 thousand for the three months ended December 31, 2021 and March 31, 2021, respectively. The increase in the provision for credit losses during the first quarter of 2022 as compared to the prior quarter was primarily attributed to the Company’s reduction of pandemic related qualitative factors. The ratio of the allowance for credit losses to period-end loans, excluding PPP loans and acquired loans, was 0.92% at March 31, 2022, compared to 0.93% at December 31, 2021 and 1.11% at March 31, 2021. The decreased percentage of the allowance to total loans, excluding PPP loans and acquired loans, as compared to the fourth quarter of 2021, was due to further reduced pandemic qualitative factors previously mentioned, partially offset by the addition of organic loan growth in the first quarter of 2022 which required additional reserves. The decreased percentage of the allowance to total loans, excluding PPP loans and acquired loans, as compared to the first quarter of 2021, was primarily due to improved credit quality and reduced pandemic qualitative factors, during the fourth quarter of 2021 and first quarter of 2022. The Company reported net recoveries of $166 thousand in the first quarter of 2022, compared to net recoveries of $142 thousand in the fourth quarter of 2021 and no net charge offs or recoveries in the first quarter of 2021.

At March 31, 2022, nonperforming assets were $3.9 million, compared to $3.8 million at December 31, 2021. The balance of nonperforming assets slightly increased due to increases in nonaccrual loans of $62 thousand, or 2.2%, and other real estate owned of $29 thousand, or 5.5%. Accruing troubled debt restructurings (“TDRs”) decreased $663 thousand, or 11.7% at March 31, 2022 compared to December 31, 2021. When comparing the first quarter of 2022 to the first quarter of 2021, nonperforming assets decreased $2.4 million, or 38.3%, primarily due to decreases in nonaccrual loans of $2.0 million, or 41.6%, and loans 90 days past due and still accruing of $729 thousand, or 61.4%. Accruing TDRs decreased $1.5 million, or 22.5%, and other real estate owned increased $356 thousand, or 173.7%, mainly due to acquiring other real estate owned from the Severn acquisition. The ratio of nonperforming assets and accruing TDRs to total assets was 0.25%, 0.27% and 0.63% at March 31, 2022, December 31, 2021 and March 31, 2021, respectively. In addition, the ratio of accruing TDRs to total loans at March 31, 2022 was 0.23%, compared to 0.27% at December 31, 2021 and 0.44% at March 31, 2021.

Total noninterest income for the first quarter of 2022 increased $917 thousand, or 17.9%, when compared to the fourth quarter of 2021 and increased $3.5 million, or 136.4%, when compared to the first quarter of 2021. The increase compared to the fourth quarter of 2021 was primarily due to increases in revenue associated with the mortgage division of $919 thousand, service charges on deposit accounts of $125 thousand and revenue from Mid-Maryland Title Company, Inc. (“Mid-MD”) of $76 thousand, partially offset by a reduction in other noninterest income primarily related to higher expenses related to retirement funding costs as well as lower other loan fee income. The increase in noninterest income when compared to the first quarter of 2021, was among all noninterest income categories, but primarily impacted by the addition of mortgage-banking revenue of $1.9 million, service charges on deposit accounts of $685 thousand, additional rental fee income of $345 thousand and Mid-MD revenue of $323 thousand.

Total noninterest expense, excluding merger related expenses, for the first quarter of 2022 increased $3.7 million, or 15.8%, when compared to the fourth quarter of 2021 and increased $9.1 million, or 86.7%, when compared to the first quarter of 2021. The increase in noninterest expense when compared to the fourth and first quarters of 2021 was primarily due to increases in salaries and wages, employee related benefits, occupancy expense, data processing, amortization of intangible assets and legal and professional fees, which were all significantly impacted by adding Severn and its operations for a full quarter in 2022. In addition, salaries and wages were impacted by incentive increases which took effect in January.

Shore Bancshares Information

Shore Bancshares is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank. Shore Bancshares engages in trust and wealth management services through Wye Financial Partners, a division of Shore United Bank.

Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing war in Ukraine; the magnitude and duration of the COVID-19 pandemic and related variants and mutations and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; the transition away from USD LIBOR and uncertainty regarding potential alternative reference rates, including SOFR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; and other factors that may affect our future results. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

For further information contact: Edward Allen, Executive Vice President and Chief Financial Officer, 410-763-7800

Shore Bancshares, Inc.

Financial Highlights (Unaudited)

(Dollars in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2022	2021	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$22,430	$13,800	62.5%
Provision for credit losses	600	425	41.2
Noninterest income	6,046	2,557	136.4
Noninterest expense	20,332	10,499	93.7
Income before income taxes	7,544	5,433	38.9
Income tax expense	1,931	1,435	34.6
Net income	$5,613	$3,998	40.4

Return on average assets	0.65%	0.82%	(17	)bp
Return on average assets excluding amortization of intangibles and merger related expenses - Non-GAAP (2)	0.76	0.82	(6)
Return on average equity	6.45	8.28	(183)
Return on average tangible equity - Non-GAAP (1), (2)	9.40	9.40	—
Net interest margin	2.78	3.00	(22)
Efficiency ratio - GAAP	71.40	64.19	721
Efficiency ratio - Non-GAAP (1), (2)	66.93	63.28	365

PER SHARE DATA
Basic and diluted net income per common share	$0.28	$0.34	(17.6)%

Dividends paid per common share	$0.12	$0.12	—
Book value per common share at period end	17.73	16.69	6.2
Tangible book value per common share at period end - Non-GAAP (1)	14.19	15.06	(5.8)
Market value at period end	20.48	17.02	20.3
Market range:
High	21.41	18.10	18.3
Low	19.34	12.99	48.9

AVERAGE BALANCE SHEET DATA
Loans	$2,135,734	$1,450,883	47.2%
Investment securities	531,017	227,816	133.1
Earning assets	3,253,549	1,867,930	74.2
Assets	3,477,481	1,975,951	76.0
Deposits	3,044,213	1,742,666	74.7
Stockholders' equity	353,011	195,791	80.3

CREDIT QUALITY DATA
Net (recoveries) charge-offs	$(166)	$—	(100.0)%

Nonaccrual loans	$2,848	$4,880	(41.6)
Loans 90 days past due and still accruing	459	1,188	(61.4)
Other real estate owned	561	205	—
Total nonperforming assets	3,868	6,273	(38.3)
Accruing troubled debt restructurings (TDRs) excluding acquired	5,004	6,456	(22.5)
Total nonperforming assets and accruing TDRs excluding acquired	$8,872	$12,729	(30.3)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	10.07%	9.61%	46	bp
Period-end tangible equity to tangible assets - Non-GAAP (1)	8.22	8.76	(54)

Annualized net (recoveries) charge-offs to average loans	(0.03)	—	(3)

Allowance for credit losses as a percent of:
Period-end loans (3)	0.67	0.98	(31)
Period-end loans (4)	0.92	1.11	(19)
Nonaccrual loans	516.50	293.30	223
Nonperforming assets	380.30	228.17	152
Accruing TDRs	293.96	221.70	72
Nonperforming assets and accruing TDRs	165.80	112.44	53

As a percent of total loans:
Nonaccrual loans	0.13	0.33	(20)
Accruing TDRs	0.23	0.44	(21)
Nonaccrual loans and accruing TDRs	0.36	0.78	(42)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.18	0.43	(25)
Nonperforming assets and accruing TDRs	0.41	0.87	(46)

As a percent of total assets:
Nonaccrual loans	0.08	0.24	(16)
Nonperforming assets	0.11	0.31	(20)
Accruing TDRs	0.14	0.32	(18)
Nonperforming assets and accruing TDRs	0.25	0.63	(38)

(1)	See the reconciliation table that begins on page 14 of 15.
(2)	This ratio excludes merger related expenses (Non-GAAP).
(3)	As of March 31, 2022 and March 31, 2021, these ratios included all loans held for investment, including PPP loans of $14.9 million and $129.1 million, respectively.
(4)	As of March 31, 2022 and March 31, 2021, these ratios exclude PPP loans, acquired loans, and the associated purchase discount mark on the acquired loans from both Severn and Northwest.

Shore Bancshares, Inc.

Consolidated Balance Sheets (Unaudited)

(In thousands, except per share data)

				March 31, 2022
	March 31,	December 31,	March 31,	compared to
	2022	2021	2021	December 31, 2021
ASSETS
Cash and due from banks	$16,206	$16,919	$14,553	(4.2)%
Interest-bearing deposits with other banks	554,770	566,694	212,533	(2.1)
Cash and cash equivalents	570,976	583,613	227,086	(2.2)

Investment securities available for sale (at fair value)	106,695	116,982	124,103	(8.8)
Investment securities held to maturity (at amortized cost)	407,138	404,594	125,929	0.6
Equity securities, at fair value	1,305	1,372	1,382	(4.9)
Restricted securities	9,894	4,159	3,189	137.9

Loans held for sale, at fair value	12,906	37,749	-	(65.8)

Loans held for investment	2,181,106	2,119,175	1,461,522	2.9
Less: allowance for credit losses	(14,710)	(13,944)	(14,313)	5.5
Loans, net	2,166,396	2,105,231	1,447,209	2.9

Premises and equipment, net	52,049	51,624	25,308	0.8
Goodwill	63,281	63,421	17,518	(0.2)
Other intangible assets, net	7,018	7,535	1,593	(6.9)
Other real estate owned, net	561	532	205	5.5
Mortgage servicing rights	5,113	4,087	—	25.1
Right of use assets, net	10,180	11,370	7,229	(10.5)
Other assets	80,985	67,867	58,880	19.3
Total assets	$3,494,497	$3,460,136	$2,039,631	1.0

LIABILITIES
Noninterest-bearing deposits	$876,415	$927,497	$533,823	(5.5)
Interest-bearing deposits	2,192,080	2,098,739	1,266,813	4.4
Total deposits	3,068,495	3,026,236	1,800,636	1.4

Securities sold under retail repurchase agreements	—	4,143	3,501	(100.0)
Advances from FHLB - long-term	10,094	10,135	—	(0.4)
Subordinated debt	42,840	42,762	24,460	0.2
Total borrowings	52,934	57,040	27,961

Lease liabilities	10,397	11,567	7,329	(10.1)
Accrued expenses and other liabilities	10,807	14,600	7,601	(26.0)
Total liabilities	3,142,633	3,109,443	1,843,527	1.1

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	198	198	118	—
Additional paid in capital	200,640	200,473	51,445	0.1
Retained earnings	153,198	149,966	143,794	2.2
Accumulated other comprehensive income (loss)	(2,172)	56	747	(3,978.6)
Total stockholders' equity	351,864	350,693	196,104	0.3
Total liabilities and stockholders' equity	$3,494,497	$3,460,136	$2,039,631	1.0

Period-end common shares outstanding	19,843	19,808	11,752	0.2
Book value per common share	$17.73	$17.71	$16.69	0.1

Shore Bancshares, Inc.

Consolidated Statements of Income (Unaudited)

(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2022	2021	% Change
INTEREST INCOME
Interest and fees on loans	$22,085	$14,366	53.7%
Interest on investment securities:
Taxable	1,985	931	113.2
Interest on deposits with other banks	254	47	440.4
Total interest income	24,324	15,344	58.5

INTEREST EXPENSE
Interest on deposits	1,358	1,184	14.7
Interest on short-term borrowings	2	1	100.0
Interest on long-term borrowings	534	359	48.7
Total interest expense	1,894	1,544	22.7

NET INTEREST INCOME	22,430	13,800	62.5
Provision for credit losses	600	425	41.2

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	21,830	13,375	63.2

NONINTEREST INCOME
Service charges on deposit accounts	1,359	674	101.6
Trust and investment fee income	514	407	26.3
Interchange credits	1,038	869	19.4
Mortgage-banking revenue	1,867	—	—
Title Company revenue	323	—	—
Other noninterest income	945	607	55.7
Total noninterest income	6,046	2,557	136.4

NONINTEREST EXPENSE
Salaries and wages	9,562	4,142	130.9
Employee benefits	2,662	1,844	44.4
Occupancy expense	1,567	814	92.5
Furniture and equipment expense	429	307	39.7
Data processing	1,607	1,127	42.6
Directors' fees	190	149	27.5
Amortization of intangible assets	517	126	310.3
FDIC insurance premium expense	343	185	85.4
Other real estate owned, net	(6)	1	(700.0)
Legal and professional fees	637	516	23.4
Merger related expenses	730	—	—
Other noninterest expenses	2,094	1,288	62.6
Total noninterest expense	20,332	10,499	93.7

Income before income taxes	7,544	5,433	38.9
Income tax expense	1,931	1,435	34.6

NET INCOME	$5,613	$3,998	40.4

Weighted average shares outstanding - basic	19,828	11,745	68.8
Weighted average shares outstanding - diluted	19,828	11,747	68.8

Basic and diluted net income per common share	$0.28	$0.34	(17.6)

Dividends paid per common share	0.12	0.12	—

Shore Bancshares, Inc.

Consolidated Average Balance Sheets (Unaudited)

(Dollars in thousands)

	For the Three Months Ended
	March 31,
	2022		2021
	Average	Yield/	Average	Yield/
	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$2,135,734	4.20%	$1,450,883	4.03%
Investment securities
Taxable	531,017	1.49	227,816	1.63
Interest-bearing deposits	586,798	0.18	189,231	0.10
Total earning assets	3,253,549	3.01%	1,867,930	3.34%
Cash and due from banks	(15,253)		19,245
Other assets	253,424		103,010
Allowance for credit losses	(14,239)		(14,234)
Total assets	$3,477,481		$1,975,951

Interest-bearing liabilities
Demand deposits	$589,737	0.16%	$438,340	0.14%
Money market and savings deposits	1,075,791	0.23	510,881	0.18
Certificates of deposit $100,000 or more	286,587	0.40	130,745	1.26
Other time deposits	175,683	0.57	144,919	1.10
Interest-bearing deposits	2,127,798	0.26	1,224,885	0.39
Securities sold under retail repurchase
agreements and federal funds purchased	2,770	0.29	2,238	0.18
Advances from FHLB - long-term	10,116	0.57	—	—
Subordinated debt	42,804	4.93	24,443	5.96
Total interest-bearing liabilities	2,183,488	0.35%	1,251,566	0.50%
Noninterest-bearing deposits	916,415		517,781
Accrued expenses and other liabilities	24,567		10,813
Stockholders' equity	353,011		195,791
Total liabilities and stockholders' equity	$3,477,481		$1,975,951

Net interest spread		2.66%		2.84%
Net interest margin		2.78%		3.00%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of nondeductible interest expense.

(2) Average loan balances include nonaccrual loans.

(3) Interest income on loans includes accreted loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.

Financial Highlights By Quarter (Unaudited)

(Dollars in thousands, except per share data)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Q1 2022		Q1 2022
	2022	2021	2021	2021	2021	compared to		compared to
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2021		Q1 2021
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$22,469	$20,652	$15,623	$14,141	$13,836	8.8%		62.4%
Less: Taxable-equivalent adjustment	39	13	34	38	36	200.0		8.3
Net interest income	22,430	20,639	15,589	14,103	13,800	8.7		62.5
Provision for credit losses	600	(1,723)	290	650	425	134.8		41.2
Noninterest income	6,046	5,129	2,909	2,903	2,557	17.9		136.4
Noninterest expense	20,332	23,497	11,934	10,876	10,499	(13.5)		93.7
Income before income taxes	7,544	3,994	6,274	5,480	5,433	88.9		38.9
Income tax expense	1,931	1,271	1,657	1,449	1,435	51.9		34.6
Net income	$5,613	$2,723	$4,617	$4,031	$3,998	106.1		40.4

Return on average assets	0.65%	0.36%	0.84%	0.78%	0.82%	29	bp	(17	)bp
Return on average assets excluding merger expenses - Non-GAAP (2)	0.76	1.07	0.94	0.86	0.82	(31)		(6)
Return on average equity	6.45	3.59	9.12	8.19	8.28	286		(183)
Return on average tangible equity - Non-GAAP (1)	9.40	13.06	11.12	9.89	9.40	(366)		—
Net interest margin	2.78	2.87	2.99	2.91	3.00	(9)		(22)
Efficiency ratio - GAAP	71.40	91.19	64.52	63.95	64.19	(1,979)		721
Efficiency ratio - Non-GAAP (1), (2)	66.93	60.13	60.92	60.90	63.28	680		365

PER SHARE DATA
Basic and diluted net income per common share	$0.28	$0.16	$0.39	$0.34	$0.34	75.0%		(17.6)%

Dividends paid per common share	0.12	0.12	0.12	0.12	0.12	—		—
Book value per common share at period end	17.73	17.71	17.15	16.91	16.69	0.1		6.2
Tangible book value per common share at period end - Non-GAAP (1)	14.19	14.12	15.55	15.29	15.06	0.5		(5.8)
Market value at period end	20.48	20.85	17.73	16.75	17.02	(1.8)		20.3
Market range:
High	21.41	23.19	18.00	18.01	18.10	(7.7)		18.3
Low	19.34	17.50	16.35	16.10	12.99	10.5		48.9

AVERAGE BALANCE SHEET DATA
Loans	$2,135,734	$1,887,126	$1,487,281	$1,444,684	$1,450,883	13.2%		47.2%
Investment securities	531,017	468,724	334,205	286,121	227,816	13.3		133.1
Earning assets	3,253,549	2,842,097	2,071,505	1,949,509	1,867,930	14.5		74.2
Assets	3,477,481	3,037,262	2,184,448	2,061,214	1,975,951	14.5		76.0
Deposits	3,044,213	2,547,151	1,943,225	1,822,148	1,742,666	19.5		74.7
Stockholders' equity	353,011	301,095	200,881	197,532	195,791	17.2		80.3

CREDIT QUALITY DATA
Net (recoveries) charge-offs	$(166)	$(142)	$(147)	$(125)	$—	(16.9)%		(100.0)%

Nonaccrual loans	$2,848	$2,786	$3,457	$3,947	$4,880	2.2		(41.6)
Loans 90 days past due and still accruing	459	508	748	752	1,188	(9.6)		(61.4)
Other real estate owned	561	532	203	203	205	5.5		173.7
Total nonperforming assets	$3,868	$3,826	$4,408	$4,902	$6,273	1.1		(38.3)

Accruing troubled debt restructurings (TDRs) excluding acquired	$5,004	$5,667	$5,750	$6,338	$6,456	(11.7)		(22.5)

Total nonperforming assets and accruing TDRs	$8,872	$9,493	$10,158	$11,240	$12,729	(6.5)		(30.3)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	10.07%	10.14%	8.92%	9.37%	9.61%	(7	)bp	46	bp
Period-end tangible equity to tangible assets - Non-GAAP (1)	8.22	8.25	8.15	8.55	8.76	(3)		(54)

Annualized net (recoveries) charge-offs to average loans	(0.03)	(0.03)	(0.04)	(0.03)	—	—		(3)

Allowance for credit losses as a percent of:
Period-end loans (3)	0.67	0.66	1.04	1.02	0.98	1		(31)
Period-end loans (4)	0.92	0.93	1.10	1.12	1.11	(1)		(19)
Nonaccrual loans	516.50	500.50	449.09	382.27	293.30	1,600		223
Nonperforming assets	380.30	364.45	352.20	307.79	228.17	1,585		152
Accruing TDRs	293.96	246.06	270.00	238.06	221.70	4,790		72
Nonperforming assets and accruing TDRs	165.80	146.89	152.84	134.23	112.44	1,891		53

As a percent of total loans:
Nonaccrual loans	0.13	0.13	0.23	0.27	0.33	—		(20)
Accruing TDRs excluding acquired	0.23	0.27	0.38	0.43	0.44	(4)		(21)
Nonaccrual loans and accruing TDRs excluding acquired	0.36	0.40	0.62	0.70	0.78	(4)		(42)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.18	0.18	0.29	0.33	0.43	—		(25)
Nonperforming assets and accruing TDRs	0.41	0.45	0.68	0.76	0.87	(4)		(46)

As a percent of total assets:
Nonaccrual loans	0.08	0.08	0.15	0.19	0.24	—		(16)
Nonperforming assets	0.11	0.11	0.19	0.23	0.31	—		(20)
Accruing TDRs	0.14	0.16	0.25	0.30	0.32	(2)		(18)
Nonperforming assets and accruing TDRs	0.25	0.27	0.44	0.53	0.63	(2)		(38)

(1)	See the reconciliation table that begins on page 14 of 15.
(2)	This ratio excludes merger related expenses (Non-GAAP).
(3)	Includes all loans held for investment, including PPP loan balances for all periods shown.
(4)	For all periods shown, these ratios exclude PPP loans, acquired loans, and the associated purchase discount mark on the acquired loans from both Severn and Northwest.

Shore Bancshares, Inc.

Consolidated Statements of Income By Quarter (Unaudited)

(In thousands, except per share data)

						Q1 2022	Q1 2022
						compared to	compared to
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2021	Q1 2021
INTEREST INCOME
Interest and fees on loans	$22,085	$20,564	$15,484	$14,381	$14,366	7.4%	53.7%
Interest on investment securities:
Taxable	1,985	1,663	1,318	1,095	931	19.4	113.2
Interest on deposits with other banks	254	169	97	55	47	50.3	440.4
Total interest income	24,324	22,396	16,899	15,531	15,344	8.6	58.5

INTEREST EXPENSE
Interest on deposits	1,358	1,272	949	1,056	1,184	6.8	14.7
Interest on short-term borrowings	2	3	2	2	1	(33.3)	100.0
Interest on long-term borrowings	534	482	359	370	359	10.8	48.7
Total interest expense	1,894	1,757	1,310	1,428	1,544	7.8	22.7

NET INTEREST INCOME	22,430	20,639	15,589	14,103	13,800	8.7	62.5
Provision for credit losses	600	(1,723)	290	650	425	134.8	41.2

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	21,830	22,362	15,299	13,453	13,375	(2.4)	63.2

NONINTEREST INCOME
Service charges on deposit accounts	1,359	1,234	805	683	674	10.1	101.6
Trust and investment fee income	514	522	477	475	407	(1.5)	26.3
Gains on sales and calls of investment securities	—	—	2	—	—	—	—
Interchange credits	1,038	1,043	1,016	1,036	869	(0.5)	19.4
Mortgage-banking revenue	1,867	948	—	—	—	96.9	—
Title Company revenue	323	247	—	—	—	30.8	—
Other noninterest income	945	1,135	609	709	607	(16.7)	55.7
Total noninterest income	6,046	5,129	2,909	2,903	2,557	17.9	136.4

NONINTEREST EXPENSE
Salaries and wages	9,562	7,727	5,091	4,262	4,142	23.7	130.9
Employee benefits	2,662	2,271	1,654	1,493	1,844	17.2	44.4
Occupancy expense	1,567	1,263	843	770	814	24.1	92.5
Furniture and equipment expense	429	385	449	412	307	11.4	39.7
Data processing	1,607	1,487	1,170	1,217	1,127	8.1	42.6
Directors' fees	190	170	147	154	149	11.8	27.5
Amortization of intangible assets	517	381	107	120	126	35.7	310.3
FDIC insurance premium expense	343	362	245	223	185	(5.2)	85.4
Other real estate owned expenses, net	(6)	(2)	4	1	1	(200.0)	(700.0)
Legal and professional fees	637	150	428	648	516	324.7	23.4
Merger related expenses	730	7,615	538	377	—	(90.4)	—
Other noninterest expenses	2,094	1,688	1,258	1,199	1,288	24.1	62.6
Total noninterest expense	20,332	23,497	11,934	10,876	10,499	(13.5)	93.7

Income before income taxes	7,544	3,994	6,274	5,480	5,433	88.9	38.9
Income tax expense	1,931	1,271	1,657	1,449	1,435	51.9	34.6

NET INCOME	$5,613	$2,723	$4,617	$4,031	$3,998	106.1	40.4

Weighted average shares outstanding - basic	19,828	17,180	11,752	11,752	11,745	15.4	68.8
Weighted average shares outstanding - diluted	19,828	17,180	11,752	11,754	11,747	15.4	68.8

Basic and diluted net income per common share	$0.28	$0.16	$0.39	$0.34	$0.34	75.0	(17.6)

Dividends paid per common share	0.12	0.12	0.12	0.12	0.12	—	—

Shore Bancshares, Inc.

Consolidated Average Balance Sheets By Quarter (Unaudited)

(Dollars in thousands)

											Average balance
											Q1 2022	Q1 2022
											compared to	compared to
	Q1 2022		Q4 2021		Q3 2021		Q2 2021		Q1 2021		Q4 2021	Q1 2021
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$2,135,734	4.20%	$1,887,126	4.33%	$1,487,281	4.14%	$1,444,684	4.00%	$1,450,883	4.03%	13.2%	47.2%
Investment securities
Taxable	531,017	1.49	468,724	1.42	334,205	1.58	286,121	1.53	227,816	1.63	13.3	133.1
Interest-bearing deposits	586,798	0.18	486,247	0.14	250,019	0.15	218,704	0.10	189,231	0.10	20.7	210.1
Total earning assets	3,253,549	3.01%	2,842,097	3.11%	2,071,505	3.24%	1,949,509	3.20%	1,867,930	3.34%	14.5	74.2
Cash and due from banks	(15,253)		22,625		19,453		16,908		19,245		(167.4)	(179.3)
Other assets	253,424		188,399		108,989		109,457		103,010		34.5	146.0
Allowance for credit losses	(14,239)		(15,859)		(15,499)		(14,660)		(14,234)		(10.2)	—
Total assets	$3,477,481		$3,037,262		$2,184,448		$2,061,214		$1,975,951		14.5	76.0

Interest-bearing liabilities
Demand deposits	$589,737	0.16%	$494,081	0.14%	$462,950	0.14%	$405,473	0.13%	$438,340	0.14%	19.4	34.5
Money market and savings deposits	1,075,791	0.23	1,001,115	0.26	644,330	0.18	605,202	0.17	510,881	0.18	7.5	110.6
Certificates of deposit $100,000 or more	286,587	0.40	174,268	0.49	136,059	0.71	135,376	1.04	130,745	1.26	64.5	119.2
Other time deposits	175,683	0.57	173,975	0.50	142,777	0.68	143,821	0.90	144,919	1.10	1.0	21.2
Interest-bearing deposits	2,127,798	0.26	1,843,439	0.27	1,386,116	0.27	1,289,872	0.33	1,224,885	0.39	15.4	73.7
Securities sold under retail repurchase agreements
and federal funds purchased	2,770	0.29	3,972	0.30	2,718	0.29	3,123	0.26	2,238	0.18	(30.3)	23.8
Advances from FHLB - long-term	10,116	0.57	6,630	2.21	—	—	—	—	—	—	100.0	100.0
Subordinated debt	42,804	4.93	36,589	5.12	24,504	5.81	24,474	6.06	24,443	5.96	17.0	75.1
Total interest-bearing liabilities	2,183,488	0.35%	1,890,630	0.37%	1,413,338	0.37%	1,317,469	0.43%	1,251,566	0.50%	15.5	74.5
Noninterest-bearing deposits	916,415		703,712		557,109		532,276		517,781		30.2	77.0
Accrued expenses and other liabilities	24,567		141,825		13,120		13,937		10,813		(82.7)	127.2
Stockholders' equity	353,011		301,095		200,881		197,532		195,791		17.2	80.3
Total liabilities and stockholders' equity	$3,477,481		$3,037,262		$2,184,448		$2,061,214		$1,975,951		14.5	76.0

Net interest spread		2.66%		2.74%		2.87%		2.77%		2.84%
Net interest margin		2.78%		2.87%		2.99%		2.91%		3.00%

(1)	All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of nondeductible interest expense.
(2)	Average loan balances include nonaccrual loans.
(3)	Interest income on loans includes accreted loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.

Reconciliation of Generally Accepted Accounting Principles (GAAP)

and Non-GAAP Measures (Unaudited)

(In thousands, except per share data)

						YTD	YTD
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	3/31/2022	3/31/2021
The following reconciles return on average equity and return on average tangible equity (Note 1):

Net Income	$5,613	$2,723	$4,617	$4,031	$3,998	$5,613	$3,998
Net Income - annualized (A)	$22,764	$10,803	$18,317	$16,168	$16,214	$22,764	$16,214

Net income, excluding net amortization of intangible assets and merger related expenses	$6,541	$8,176	$5,098	$4,402	$4,092	$6,541	$4,092
Net income, excluding net amortization of intangible assets and merger related expenses - annualized (B)	$26,527	$32,437	$20,226	$17,656	$16,595	$26,527	$16,595

Return on average assets excluding net amortization of intangible assets and merger related expenses - Non-GAAP	0.76%	1.07%	0.94%	0.86%	0.82%	0.76%	0.82%

Average stockholders' equity (C)	$353,011	$301,095	$200,881	$197,532	$195,791	$353,011	$195,791
Less: Average goodwill and other intangible assets	(70,711)	(52,692)	(18,942)	(19,053)	(19,178)	(70,711)	(19,178)
Average tangible equity (D)	$282,300	$248,403	$181,939	$178,479	$176,613	$282,300	$176,613

Return on average equity (GAAP) (A)/(C)	6.45%	3.59%	9.12%	8.19%	8.28%	6.45%	8.28%
Return on average tangible equity (Non-GAAP) (B)/(D)	9.40%	13.06%	11.12%	9.89%	9.40%	9.40%	9.40%

The following reconciles GAAP efficiency ratio and non-GAAP efficiency ratio (Note 2):

Noninterest expense (E)	$20,332	$23,497	$11,934	$10,876	$10,499	$20,332	$10,499
Less: Amortization of intangible assets	(517)	(381)	(107)	(120)	(126)	(517)	(126)
Merger Expenses	(730)	(7,615)	(538)	(377)	—	(730)	—
Adjusted noninterest expense (F)	$19,085	$15,501	$11,289	$10,379	$10,373	$19,085	$10,373

Net interest income (G)	22,430	20,639	15,589	14,103	13,800	22,430	13,800
Add: Taxable-equivalent adjustment	39	13	34	38	36	39	36
Taxable-equivalent net interest income (H)	$22,469	$20,652	$15,623	$14,141	$13,836	$22,469	$13,836

Noninterest income (I)	$6,046	$5,129	$2,909	$2,903	$2,557	$6,046	2,557
Less: Investment securities (gains)	—	—	(2)	—	—	—	—
Adjusted noninterest income (J)	$6,046	$5,129	$2,907	$2,903	$2,557	$6,046	$2,557

Efficiency ratio (GAAP) (E)/(G)+(I)	71.40%	91.19%	64.52%	63.95%	64.19%	71.40%	64.19%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	66.93%	60.13%	60.92%	60.90%	63.28%	66.93%	63.28%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (L)	$351,864	$350,693	$201,607	$198,682	$196,104
Less: Goodwill and other intangible assets	(70,299)	(70,956)	(18,883)	(18,991)	(19,111)
Tangible equity (M)	$281,565	$279,737	$182,724	$179,691	$176,993

Shares outstanding (N)	19,843	19,808	11,752	11,752	11,752

Book value per common share (GAAP) (L)/(N)	$17.73	$17.71	$17.15	$16.91	$16.69
Tangible book value per common share (Non-GAAP) (M)/(N)	$14.19	$14.12	$15.55	$15.29	$15.06

The following reconciles equity to assets and tangible equity to tangible assets (Note 1):

Stockholders' equity (O)	$351,864	$350,693	$201,607	$198,682	$196,104
Less: Goodwill and other intangible assets	(70,299)	(70,956)	(18,883)	(18,991)	(19,111)
Tangible equity (P)	$281,565	$279,737	$182,724	$179,691	$176,993

Assets (Q)	$3,494,497	$3,460,136	$2,260,774	$2,120,260	$2,039,631
Less: Goodwill and other intangible assets	(70,299)	(70,956)	(18,883)	(18,991)	(19,111)
Tangible assets (R)	$3,424,198	$3,389,180	$2,241,891	$2,101,269	$2,020,520

Period-end equity/assets (GAAP) (O)/(Q)	10.07%	10.14%	8.92%	9.37%	9.61%
Period-end tangible equity/tangible assets (Non-GAAP) (P)/(R)	8.22%	8.25%	8.15%	8.55%	8.76%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.